UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 25, 2003


                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)



          Oregon                       0-27938                93-1193156
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)           Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                          (541) 298-6649 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events

The Board of Directors of Registrant approved an eight-cent per share dividend, announced on March 25, 2003. Refer to attached Exhibit 99.1 Press Release for details.

Item 7. Exhibits.

99.1     Press Release dated March 25, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 25, 2003       /s/ Roger L. Christensen
                             ------------------------
                             Roger L. Christensen, President and Chief Executive
                             - Columbia River Bank; President and Chief
                             Executive Officer - Columbia Bancorp

Dated:  March 25, 2003
                             /s/ Greg B. Spear
                             ------------------------
                             Greg B. Spear, Executive Vice President, Chief Financial Officer - Columbia River Bank; and Chief Financial Officer - Columbia Bancorp


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